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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 31, 1997


                       CYBEX COMPUTER PRODUCTS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


       ALABAMA                      000-26496                   63-0801728
(State of Incorporation)   (Commission File Number)         (I.R.S. Employer
                                                           Identification No.)


                               4912 RESEARCH DRIVE
                            HUNTSVILLE, ALABAMA 35805
               (Address of Principal Executive Offices / Zip Code)


                                 (205) 430-4000
              (Registrant's telephone number, including area code)






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Item 2.           Acquisition or Disposition of Assets.

                  Pursuant to the terms and conditions of a Purchase and Sale Agreement effective December 31, 1997 among Cybex Computer Products Corporation, an Alabama corporation ("Cybex"), Cybex Europe, Ltd., an Irish limited liability company ("Cybex Europe") and wholly owned subsidiary of Cybex, and Edgar and Stephanie Elsner, Cybex Europe acquired all of the outstanding capital stock of Elsner Computertechnik GmbH. ("Elsner") and PolyCon Data Systems GmbH. ("PolyCon"), both privately held companies in Steinhagen, Germany, from Edgar and Stephanie Elsner for a combined purchase price of US $7,752,756 plus repayment of shareholder loans in the amount of US $247,244. The closing of the acquisition occurred on December 31, 1997. Fees and expenses payable by Cybex and Cybex Europe relating to the acquisition are approximately US $650,000.

                  Elsner is a German manufacturer and marketer of high-end KVM switch products with estimated sales for calendar year 1997 of approximately US $8,500,000. PolyCon is the German sales and marketing company for Elsner's products. Mr. Elsner will be employed by Cybex Europe and will be responsible for overseeing the operations of Elsner and PolyCon. Edgar and Stephanie Elsner had no material relationship with Cybex or Cybex Europe prior to the acquisition.

                  The acquisition of Elsner and PolyCon was funded by Cybex Europe from its available cash. The consideration was determined through negotiations among Cybex, Cybex Europe and Edgar and Stephanie Elsner.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

         2.1(a) German Language Version of Purchase and Sale Agreement effective December 31, 1997 among Cybex, Cybex Europe and Edgar and Stephanie Elsner. The German language version of the Purchase and Sale Agreement controls in the event any inconsistency with the English language version of the Purchase and Sale Agreement.

         2.1(b)   English Language Version of Purchase and Sale
                  Agreement effective December 31, 1997 among Cybex, Cybex Europe and Edgar and Stephanie Elsner.

THE REGISTRANT UNDERTAKES TO FURNISH SUPPLEMENTALLY TO THE COMMISSION UPON REQUEST A COPY OF ANY EXHIBIT OR SCHEDULE TO THE PURCHASE AND SALE AGREEMENT.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CYBEX COMPUTER PRODUCTS CORPORATION




Dated: January 14, 1998         By:   /s/ Doyle C. Weeks
                                      ---------------------
                                       Doyle C. Weeks
                                       Senior Vice President and Chief Financial
                                       Officer



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                                  EXHIBIT INDEX


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Document                                                                        Page No.

2.1(a)     German Language Version of Purchase and Sale Agreement effective
           December 31, 1997 among Cybex, Cybex Europe and Edgar and
           Stephanie Elsner.  The German language version of the Purchase and Sale Agreement controls in the event any inconsistency with the
           English language version of the Purchase and Sale Agreement.............

2.1(b)     English Language Version of Purchase and Sale Agreement effective
           December 31, 1997 among Cybex, Cybex Europe and Edgar and
           Stephanie Elsner........................................................
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